================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2003


                          CENDANT MORTGAGE CAPITAL LLC
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              Delaware                  333-87252             52-233-8856
----------------------------------    -------------       --------------------
    (STATE OR OTHER JURISDICTION       (COMMISSION         (I.R.S. EMPLOYER
           OF FORMATION)               FILE NUMBER)       IDENTIFICATION NO.)

3000 Leadenhall Road

Mount Laurel , New Jersey                               08054
----------------------------------                -----------------
  (ADDRESS OF PRINCIPAL EXECUTIVE                    (ZIP CODE)
              OFFICES)

Registrant's telephone number, including area code, is (856) 917-6200

================================================================================

Item 5.  OTHER EVENTS.

                  On or about April 28, 2003, the Registrant will cause the issuance and sale of CDMC Mortgage Pass-Through Certificates, Series 2003-4 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of April 1, 2003, between the Registrant as seller, Cendant Mortgage Corporation as master servicer and Citibank, N.A., as trustee.

                  In connection with the sale of the Certificates, the Registrant has been advised by Morgan Stanley & Co. Incorporated ("Morgan Stanley"), that Morgan Stanley has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "ABS term sheets" or "computational materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no- action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No. 333- 87252 which Computational Materials are being filed as exhibits to this report.

                  The Computational Materials have been provided by Morgan Stanley. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by Morgan Stanley at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) FINANCIAL STATEMENTS.

                  Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS

                       ITEM 601(a) OF
                       REGULATION S-K
      EXHIBIT NO.       EXHIBIT NO.          DESCRIPTION
      -----------       -----------          -----------
           1                 99              Computational
                                             Materials--Computational Materials
                                             (as defined in Item 5) that have
                                             been provided by Morgan Stanley to
                                             certain prospective purchasers of
                                             CDMC Mortgage Pass-Through
                                             Certificates, Series 2003-4 (filed
                                             in paper pursuant to the automatic
                                             SEC exemption pursuant to Release
                                             33-7427, August 7, 1997)

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       CENDANT MORTGAGE CAPITAL LLC

                                       By:  /s/ Joseph Suter
                                          ---------------------------------
                                       Name:    Joseph Suter
                                       Title:   Senior Vice President

Dated: April 24, 2003

                                  EXHIBIT INDEX



                     ITEM 601(a) OF    SEQUENTIALLY
                     REGULATION S-K    NUMBERED
EXHIBIT NUMBER       EXHIBIT NO.       DESCRIPTION       PAGE
--------------       -----------       -----------       ----
1                    99                Computational     Filed Manually
                                       Materials